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                                                                    Exhibit 23.5

                               ENGINEER'S CONSENT

  We consent to the reference to our appraisal report for Devon Energy Corporation as of years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.

                                          LAROCHE PETROLEUM CONSULTANTS, LTD.

                                          /s/ William E. LaRoche
                                          -------------------------------------
                                          William E. LaRoche
                                          Partner

September 21, 1999